EX-99.B-77Q1(a)

SUB-ITEM 77Q1(a): Material amendments to the registrant’s charter or by-laws.

WADDELL & REED ADVISORS FUNDS

Supplement dated September 30, 2016 to the

Waddell & Reed Advisors Equity Funds Prospectus

dated October 30, 2015, as amended June 8, 2016

Effective October 1, 2016, the following replaces the “Annual Fund Operating Expenses” table (but not the footnotes) in the “Fees and Expenses” section for Waddell & Reed Advisors Accumulative Fund on page 3:

Effective October 1, 2016, the following replaces the “Annual Fund Operating Expenses” table (but not the footnotes) in the “Fees and Expenses” section for Waddell & Reed Advisors Accumulative Fund on page 3:

Annual Fund Operating Expenses
(expenses that you pay each year as a % of the value of your investment)	Class A	Class B	Class C	Class Y
Management Fees	0.69%	0.69%	0.69%	0.69%
Distribution and Service (12b-1) Fees	0.25%	1.00%	1.00%	None
Other Expenses	0.17%	0.60%	0.36%	0.18%
Total Annual Fund Operating Expenses	1.11%	2.29%	2.05%	0.87%
Fee Waiver and/or Expense Reimbursement[3]	0.00%	0.00%	0.00%	0.00%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.11%	2.29%	2.05%	0.87%

[3]

Through October 31, 2017, Waddell & Reed Investment Management Company (WRIMCO), the Fund’s investment manager, Waddell & Reed, Inc. (Waddell & Reed), the Fund’s distributor, and/or Waddell & Reed Services Company, doing business as WI Services Company (WISC), the Fund’s transfer agent, have contractually agreed to reimburse sufficient management fees, 12b-1 fees and/or shareholder servicing fees to cap the total annual ordinary fund operating expenses (which would exclude interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, if any) as follows: Class B shares at 2.29%, Class C shares at 2.07% and Class Y shares at 0.87%. Prior to that date, the expense limitation may not be terminated without the consent of the Board of Trustees.

Effective October 1, 2016, the following replaces the “Example” section for Waddell & Reed Advisors Accumulative Fund on page 3:

Example

This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the particular class of shares of the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$682	$908	$1,151	$1,849
Class B Shares	632	1,015	1,325	2,329
Class C Shares	208	643	1,103	2,379
Class Y Shares	89	278	482	1,073

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$682	$908	$1,151	$1,849
Class B Shares	232	715	1,225	2,329
Class C Shares	208	643	1,103	2,379
Class Y Shares	89	278	482	1,073

Effective October 1, 2016, the following replaces the “Annual Fund Operating Expenses” table (but not the footnotes) in the “Fees and Expenses” section for Waddell & Reed Advisors Core Investment Fund on page 7:

Annual Fund Operating Expenses
(expenses that you pay each year as a % of the value of your investment)	Class A	Class B	Class C	Class Y
Management Fees	0.62%	0.62%	0.62%	0.62%
Distribution and Service (12b-1) Fees	0.25%	1.00%	1.00%	None
Other Expenses	0.16%	0.56%	0.35%	0.17%
Total Annual Fund Operating Expenses	1.03%	2.18%	1.97%	0.79%
Fee Waiver and/or Expense Reimbursement[3]	0.00%	0.00%	0.00%	0.00%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.03%	2.18%	1.97%	0.79%

[3]

Through October 31, 2017, Waddell & Reed Investment Management Company (WRIMCO), the Fund’s investment manager, Waddell & Reed, Inc. (Waddell & Reed), the Fund’s distributor, and/or Waddell & Reed Services Company, doing business as WI Services Company (WISC), the Fund’s transfer agent, have contractually agreed to reimburse sufficient management fees, 12b-1 fees and/or shareholder servicing fees to cap the total annual ordinary fund operating expenses (which would exclude interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, if any) as follows: Class B shares at 2.23% and Class C shares at 2.02%. Prior to that date, the expense limitation may not be terminated without the consent of the Board of Trustees.

Effective October 1, 2016, the following replaces the “Example” section for Waddell & Reed Advisors Core Investment Fund on page 7:

Example

This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the particular class of shares of the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$674	$884	$1,111	$1,762
Class B Shares	621	982	1,269	2,221
Class C Shares	200	618	1,062	2,296
Class Y Shares	81	252	439	978

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$674	$884	$1,111	$1,762
Class B Shares	221	682	1,169	2,221
Class C Shares	200	618	1,062	2,296
Class Y Shares	81	252	439	978

Effective October 1, 2016, the following replaces the “Annual Fund Operating Expenses” table (but not the footnotes) in the “Fees and Expenses” section for Waddell & Reed Advisors New Concepts Fund on page 15:

Annual Fund Operating Expenses
(expenses that you pay each year as a % of the value of your investment)	Class A	Class B	Class C	Class Y
Management Fees	0.84%	0.84%	0.84%	0.84%
Distribution and Service (12b-1) Fees	0.25%	1.00%	1.00%	None
Other Expenses	0.26%	0.64%	0.42%	0.18%
Total Annual Fund Operating Expenses	1.35%	2.48%	2.26%	1.02%
Fee Waiver and/or Expense Reimbursement[3]	0.02%	0.00%	0.00%	0.00%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.33%	2.48%	2.26%	1.02%

[3]

Through October 31, 2017, Waddell & Reed Investment Management Company (WRIMCO), the Fund’s investment manager, Waddell & Reed, Inc. (Waddell & Reed), the Fund’s distributor, and/or Waddell & Reed Services Company, doing business as WI Services Company (WISC), the Fund’s transfer agent, have contractually agreed to reimburse sufficient management fees, 12b-1 fees and/or shareholder servicing fees to cap the total annual ordinary fund operating expenses (which would exclude interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, if any) as follows: Class A shares at 1.33%, Class B shares at 2.53%, Class C shares at 2.34% and Class Y shares at 1.04%. Prior to that date, the expense limitation may not be terminated without the consent of the Board of Trustees.

Effective October 1, 2016, the following replaces the “Example” section for Waddell & Reed Advisors New Concepts Fund on page 15:

Example

This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the particular class of shares of the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same and that expenses were capped for the period indicated above. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$703	$976	$1,270	$2,104
Class B Shares	651	1,073	1,421	2,537
Class C Shares	229	706	1,210	2,595
Class Y Shares	104	325	563	1,248

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$703	$976	$1,270	$2,104
Class B Shares	251	773	1,321	2,537
Class C Shares	229	706	1,210	2,595
Class Y Shares	104	325	563	1,248

Effective October 1, 2016, the following replaces the “Portfolio Manager” section for Waddell & Reed Advisors New Concepts Fund on page 17:

Portfolio Managers

Kimberly A. Scott, Senior Vice President of WRIMCO, has managed the Fund since February 2001, and Nathan A. Brown, Vice President of WRIMCO, has managed the Fund since October 2016.

Effective October 1, 2016, the following replaces the “Annual Fund Operating Expenses” table (but not the footnotes) in the “Fees and Expenses” section for Waddell & Reed Advisors Small Cap Fund on page 19:

Annual Fund Operating Expenses
(expenses that you pay each year as a % of the value of your investment)	Class A	Class B	Class C	Class Y
Management Fees	0.85%	0.85%	0.85%	0.85%
Distribution and Service (12b-1) Fees	0.25%	1.00%	1.00%	None
Other Expenses	0.33%	0.70%	0.41%	0.20%
Total Annual Fund Operating Expenses	1.43%	2.55%	2.26%	1.05%
Fee Waiver and/or Expense Reimbursement[3]	0.05%	0.00%	0.00%	0.00%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.38%	2.55%	2.26%	1.05%

[3]

Through October 31, 2017, Waddell & Reed Investment Management Company (WRIMCO), the Fund’s investment manager, Waddell & Reed, Inc. (Waddell & Reed), the Fund’s distributor, and/or Waddell & Reed Services Company, doing business as WI Services Company (WISC), the Fund’s transfer agent, have contractually agreed to reimburse sufficient management fees, 12b-1 fees and/or shareholder servicing fees to cap the total annual ordinary fund operating expenses (which would exclude interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, if any) as follows: Class A shares at 1.38%, Class B shares at 2.55% and Class C shares at 2.28%. Prior to that date, the expense limitation may not be terminated without the consent of the Board of Trustees.

Effective October 1, 2016, the following replaces the “Example” section for Waddell & Reed Advisors Small Cap Fund on page 19:

Example

This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the particular class of shares of the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same and that expenses were capped for the period indicated above. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$707	$997	$1,307	$2,186
Class B Shares	658	1,093	1,455	2,611
Class C Shares	229	706	1,210	2,595
Class Y Shares	107	334	579	1,283

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$707	$997	$1,307	$2,186
Class B Shares	258	793	1,355	2,611
Class C Shares	229	706	1,210	2,595
Class Y Shares	107	334	579	1,283

Effective October 1, 2016, the following replaces the “Portfolio Manager” section for Waddell & Reed Advisors Small Cap Fund on page 21:

Portfolio Managers

Timothy J. Miller, Senior Vice President of WRIMCO, has managed the Fund since April 2010, and Kenneth G. McQuade, Senior Vice President of WRIMCO, and Brad Halverson, Vice President of WRIMCO, have managed the Fund since October 2016.

Effective October 1, 2016, the following replaces the “Annual Fund Operating Expenses” table (but not the footnotes) in the “Fees and Expenses” section for Waddell & Reed Advisors Value Fund on page 27:

Annual Fund Operating Expenses
(expenses that you pay each year as a % of the value of your investment)	Class A	Class B	Class C	Class Y
Management Fees	0.70%	0.70%	0.70%	0.70%
Distribution and Service (12b-1) Fees	0.25%	1.00%	1.00%	None
Other Expenses	0.28%	0.69%	0.40%	0.20%
Total Annual Fund Operating Expenses	1.23%	2.39%	2.10%	0.90%
Fee Waiver and/or Expense Reimbursement[3]	0.01%	0.00%	0.00%	0.00%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.22%	2.39%	2.10%	0.90%

[3]

Through October 31, 2017, Waddell & Reed Investment Management Company (WRIMCO), the Fund’s investment manager, Waddell & Reed, Inc. (Waddell & Reed), the Fund’s distributor, and/or Waddell & Reed Services Company, doing business as WI Services Company (WISC), the Fund’s transfer agent, have contractually agreed to reimburse sufficient management fees, 12b-1 fees and/or shareholder servicing fees to cap the total annual ordinary fund operating expenses (which would exclude interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, if any) as follows: Class A shares at 1.22%, Class B shares at 2.50%, Class C shares at 2.13% and Class Y shares at 0.92%. Prior to that date, the expense limitation may not be terminated without the consent of the Board of Trustees.

Effective October 1, 2016, the following replaces the “Example” section for Waddell & Reed Advisors Value Fund on page 27:

Example

This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the particular class of shares of the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same and that expenses were capped for the period indicated above. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$692	$942	$1,211	$1,977
Class B Shares	642	1,045	1,375	2,437
Class C Shares	213	658	1,129	2,431
Class Y Shares	92	287	498	1,108

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$692	$942	$1,211	$1,977
Class B Shares	242	745	1,275	2,437
Class C Shares	213	658	1,129	2,431
Class Y Shares	92	287	498	1,108

Effective October 1, 2016, the following replaces the “Annual Fund Operating Expenses” table (but not the footnotes) in the “Fees and Expenses” section for Waddell & Reed Advisors Vanguard Fund on page 31:

Annual Fund Operating Expenses
(expenses that you pay each year as a % of the value of your investment)	Class A	Class B	Class C	Class Y
Management Fees	0.68%	0.68%	0.68%	0.68%
Distribution and Service (12b-1) Fees	0.25%	1.00%	1.00%	None
Other Expenses	0.22%	0.62%	0.42%	0.19%
Total Annual Fund Operating Expenses	1.15%	2.30%	2.10%	0.87%
Fee Waiver and/or Expense Reimbursement[3]	0.00%	0.00%	0.00%	0.00%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.15%	2.30%	2.10%	0.87%

[3]

Through October 31, 2017, Waddell & Reed Investment Management Company (WRIMCO), the Fund’s investment manager, Waddell & Reed, Inc. (Waddell & Reed), the Fund’s distributor, and/or Waddell & Reed Services Company, doing business as WI Services Company (WISC), the Fund’s transfer agent, have contractually agreed to reimburse sufficient management fees, 12b-1 fees and/or shareholder servicing fees to cap the total annual ordinary fund operating expenses (which would exclude interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, if any) as follows: Class B shares at 2.31%, Class C shares at 2.12% and Class Y shares at 0.87%. Prior to that date, the expense limitation may not be terminated without the consent of the Board of Trustees.

Effective October 1, 2016, the following replaces the “Example” section for Waddell & Reed Advisors Vanguard Fund on page 31:

Example

This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the particular class of shares of the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$685	$919	$1,172	$1,892
Class B Shares	633	1,018	1,330	2,347
Class C Shares	213	658	1,129	2,431
Class Y Shares	89	278	482	1,073

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$685	$919	$1,172	$1,892
Class B Shares	233	718	1,230	2,347
Class C Shares	213	658	1,129	2,431
Class Y Shares	89	278	482	1,073

The following replaces the “Portfolio Managers” section for Waddell & Reed Advisors Vanguard Fund on page 34:

Portfolio Managers

Daniel P. Becker, Senior Vice President of WRIMCO, has managed the Fund since July 1997, and Bradley M. Klapmeyer, Vice President of WRIMCO, has managed the Fund since August 2016.

Effective October 1, 2016, the following replaces the “Annual Fund Operating Expenses” table (but not the footnotes) in the “Fees and Expenses” section for Waddell & Reed Advisors Global Growth Fund on page 35:

Annual Fund Operating Expenses
(expenses that you pay each year as a % of the value of your investment)	Class A	Class B	Class C	Class Y
Management Fees	0.85%	0.85%	0.85%	0.85%
Distribution and Service (12b-1) Fees	0.25%	1.00%	1.00%	None
Other Expenses	0.32%	1.01%	0.60%	0.22%
Total Annual Fund Operating Expenses	1.42%	2.86%	2.45%	1.07%
Fee Waiver and/or Expense Reimbursement[3]	0.00%	0.00%	0.00%	0.01%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.42%	2.86%	2.45%	1.06%

[3]

Through October 31, 2017, Waddell & Reed Investment Management Company (WRIMCO), the Fund’s investment manager, Waddell & Reed, Inc. (Waddell & Reed), the Fund’s distributor, and/or Waddell & Reed Services Company, doing business as WI Services Company (WISC), the Fund’s transfer agent, have contractually agreed to reimburse sufficient management fees, 12b-1 fees and/or shareholder servicing fees to cap the total annual ordinary fund operating expenses (which would exclude interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, if any) as follows: Class B shares at 2.86%, Class C shares at 2.57% and Class Y shares at 1.06%. Prior to that date, the expense limitation may not be terminated without the consent of the Board of Trustees.

Effective October 1, 2016, the following replaces the “Example” section for Waddell & Reed Advisors Global Growth Fund on page 35:

Example

This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the particular class of shares of the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same and that expenses were capped for the period indicated above. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$711	$998	$1,307	$2,179
Class B Shares	689	1,186	1,608	2,842
Class C Shares	248	764	1,306	2,786
Class Y Shares	108	339	589	1,305

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$711	$998	$1,307	$2,179
Class B Shares	289	886	1,508	2,842
Class C Shares	248	764	1,306	2,786
Class Y Shares	108	339	589	1,305

Effective October 1, 2016, the following replaces the “Annual Fund Operating Expenses” table (but not the footnotes) in the “Fees and Expenses” section for Waddell & Reed Advisors Asset Strategy Fund on page 40:

Annual Fund Operating Expenses
(expenses that you pay each year as a % of the value of your investment)	Class A	Class B	Class C	Class Y
Management Fees	0.64%	0.64%	0.64%	0.64%
Distribution and Service (12b-1) Fees	0.25%	1.00%	1.00%	None
Other Expenses	0.21%	0.47%	0.31%	0.18%
Total Annual Fund Operating Expenses	1.10%	2.11%	1.95%	0.82%
Fee Waiver and/or Expense Reimbursement[3]	0.00%	0.00%	0.00%	0.00%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.10%	2.11%	1.95%	0.82%

[3]

Through October 31, 2017, Waddell & Reed Investment Management Company (WRIMCO), the Fund’s investment manager, Waddell & Reed, Inc. (Waddell & Reed), the Fund’s distributor, and/or Waddell & Reed Services Company, doing business as WI Services Company (WISC), the Fund’s transfer agent, have contractually agreed to reimburse sufficient management fees, 12b-1 fees and/or shareholder servicing fees to cap the total annual ordinary fund operating expenses (which would exclude interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, if any) as follows: Class B shares at 2.31% and Class C shares at 2.06%. Prior to that date, the expense limitation may not be terminated without the consent of the Board of Trustees.

Effective October 1, 2016, the following replaces the “Example” section for Waddell & Reed Advisors Asset Strategy Fund on page 40:

Example

This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the particular class of shares of the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$681	$905	$1,146	$1,838
Class B Shares	614	961	1,234	2,183
Class C Shares	198	612	1,052	2,275
Class Y Shares	84	262	455	1,014

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$681	$905	$1,146	$1,838
Class B Shares	214	661	1,134	2,183
Class C Shares	198	612	1,052	2,275
Class Y Shares	84	262	455	1,014

Effective October 1, 2016, the following replaces the “Annual Fund Operating Expenses” table (but not the footnotes) in the “Fees and Expenses” section for Waddell & Reed Advisors Continental Income Fund on page 47:

Annual Fund Operating Expenses
(expenses that you pay each year as a % of the value of your investment)	Class A	Class B	Class C	Class Y
Management Fees	0.68%	0.68%	0.68%	0.68%
Distribution and Service (12b-1) Fees	0.25%	1.00%	1.00%	None
Other Expenses	0.22%	0.54%	0.31%	0.19%
Total Annual Fund Operating Expenses	1.15%	2.22%	1.99%	0.87%
Fee Waiver and/or Expense Reimbursement[3]	0.03%	0.00%	0.00%	0.00%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.12%	2.22%	1.99%	0.87%

[3]

Through October 31, 2017, Waddell & Reed Investment Management Company (WRIMCO), the Fund’s investment manager, Waddell & Reed, Inc. (Waddell & Reed), the Fund’s distributor, and/or Waddell & Reed Services Company, doing business as WI Services Company (WISC), the Fund’s transfer agent, have contractually agreed to reimburse sufficient management fees, 12b-1 fees and/or shareholder servicing fees to cap the total annual ordinary fund operating expenses (which would exclude interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, if any) as follows: Class A shares at 1.12%, Class B shares at 2.29%, Class C shares at 2.01% and Class Y shares at 0.88%. Prior to that date, the expense limitation may not be terminated without the consent of the Board of Trustees.

Effective October 1, 2016, the following replaces the “Example” section for Waddell & Reed Advisors Continental Income Fund on page 47:

Example

This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the particular class of shares of the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same and that expenses were capped for the period indicated above. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$683	$917	$1,169	$1,890
Class B Shares	625	994	1,290	2,284
Class C Shares	202	624	1,073	2,317
Class Y Shares	89	278	482	1,073

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$683	$917	$1,169	$1,890
Class B Shares	225	694	1,190	2,284
Class C Shares	202	624	1,073	2,317
Class Y Shares	89	278	482	1,073

Effective October 1, 2016, the following replaces the “Portfolio Manager” section for Waddell & Reed Advisors Energy Fund on page 55:

Portfolio Managers

David P. Ginther, Senior Vice President of WRIMCO, has managed the Fund since March 2006, and Michael T. Wolverton, Vice President of WRIMCO, has managed the Fund since October 2016.

Effective October 1, 2016, the following replaces the “Annual Fund Operating Expenses” table (but not the footnotes) in the “Fees and Expenses” section for Waddell & Reed Advisors Science and Technology Fund on page 57:

Annual Fund Operating Expenses
(expenses that you pay each year as a % of the value of your investment)	Class A	Class B	Class C	Class Y
Management Fees	0.81%	0.81%	0.81%	0.81%
Distribution and Service (12b-1) Fees	0.25%	1.00%	1.00%	None
Other Expenses	0.18%	0.49%	0.39%	0.18%
Total Annual Fund Operating Expenses	1.24%	2.30%	2.20%	0.99%
Fee Waiver and/or Expense Reimbursement[3]	0.00%	0.00%	0.00%	0.00%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.24%	2.30%	2.20%	0.99%

[3]

Through October 31, 2017, Waddell & Reed Investment Management Company (WRIMCO), the Fund’s investment manager, Waddell & Reed, Inc. (Waddell & Reed), the Fund’s distributor, and/or Waddell & Reed Services Company, doing business as WI Services Company (WISC), the Fund’s transfer agent, have contractually agreed to reimburse sufficient management fees, 12b-1 fees and/or shareholder servicing fees to cap the total annual ordinary fund operating expenses (which would exclude interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, if any) as follows: Class B shares at 2.43% and Class C shares at 2.33%. Prior to that date, the expense limitation may not be terminated without the consent of the Board of Trustees.

Effective October 1, 2016, the following replaces the “Example” section for Waddell & Reed Advisors Science and Technology Fund on page 57:

Example

This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the particular class of shares of the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$694	$946	$1,217	$1,989
Class B Shares	633	1,018	1,330	2,369
Class C Shares	223	688	1,180	2,534
Class Y Shares	101	315	547	1,213

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$694	$946	$1,217	$1,989
Class B Shares	233	718	1,230	2,369
Class C Shares	223	688	1,180	2,534
Class Y Shares	101	315	547	1,213

Effective October 1, 2016, the following replaces the “Portfolio Manager” section for Waddell & Reed Advisors Science and Technology Fund on page 60:

Portfolio Managers

Zachary H. Shafran, Senior Vice President of WRIMCO, has managed the Fund since February 2001, and Bradley J. Warden, Vice President of WRIMCO, has managed the Fund since October 2016.

Effective October 1, 2016, the following replaces the first two sentences of the first paragraph of the “The Management of the Funds — Portfolio Management” section for Waddell & Reed Advisors Energy Fund on page 88:

David P. Ginther and Michael T. Wolverton are primarily responsible for the day-to-day portfolio management of Waddell & Reed Advisors Energy Fund. Mr. Ginther has held his Fund responsibilities since the inception of the Fund in March 2006.

Effective October 1, 2016, the following is inserted as a new paragraph following the first paragraph of the “The Management of the Funds — Portfolio Management” section for Waddell & Reed Advisors Energy Fund on page 88:

Mr. Wolverton has held his responsibilities for Waddell & Reed Advisors Energy Fund since October 2016. He is Vice President of WRIMCO and IICO and Vice President of the Trust. He joined WRIMCO in 2005 as an investment analyst. He was appointed Assistant Vice President in 2012 and has served as an assistant portfolio manager of investment companies managed by WRIMCO and IICO since 2013. Mr. Wolverton earned a BS in Accounting from William Jewell College and holds an MBA with an emphasis in Finance from the University of Texas at Austin, McCombs School of Business.

Effective October 1, 2016, the following replaces the first sentence of the first paragraph of the “The Management of the Funds — Portfolio Management” section for Waddell & Reed Advisors New Concepts Fund on page 88:

Kimberly A. Scott and Nathan A. Brown are primarily responsible for the day-to-day portfolio management of Waddell & Reed Advisors New Concepts Fund. Ms. Scott has held her Fund responsibilities since February 2001.

Effective October 1, 2016, the following is inserted as a new paragraph following the first paragraph of the “The Management of the Funds — Portfolio Management” section for Waddell & Reed Advisors New Concepts Fund on page 88:

Mr. Brown has held his responsibilities for Waddell & Reed Advisors New Concepts Fund since October 2016. He is Vice President of WRIMCO and IICO and Vice President of the Trust. He joined WRIMCO in June 2003 as an investment analyst. He was appointed Assistant Vice President in January 2010, has served as an assistant portfolio manager of investment companies managed by WRIMCO and IICO since February 2011 and has served as a portfolio manager on another fund managed by IICO since October 2014. Mr. Brown earned a BBA in finance from the University of Iowa and holds an MBA with an emphasis in finance and accounting from Vanderbilt University.

Effective October 1, 2016, the following replaces the first sentence of the first paragraph of the “The Management of the Funds — Portfolio Management” section for Waddell & Reed Advisors Science and Technology Fund on page 88:

Zachary H. Shafran and Bradley J. Warden are primarily responsible for the day-to-day portfolio management of Waddell & Reed Advisors Science and Technology Fund. Mr. Shafran has held his Fund responsibilities since February 2001.

Effective October 1, 2016, the following is inserted as a new paragraph following the first paragraph of the “The Management of the Funds — Portfolio Management” section for Waddell & Reed Advisors Science and Technology Fund on page 88:

Mr. Warden has held his Fund responsibilities since October 2016. He is Vice President of WRIMCO and IICO and Vice President of the Trust. Mr. Warden joined Waddell & Reed in 2003 as an investment analyst and became an assistant portfolio manager in 2014. He earned a BS degree in Business Administration from Trinity University and an MBA in Finance from the University of Texas – Austin.

The following replaces the first sentence of the first paragraph of the “The Management of the Funds — Portfolio Management” section for Waddell & Reed Advisors Small Cap Fund on page 89:

Timothy J. Miller, Kenneth G. McQuade and Brad Halverson are primarily responsible for the day-to-day portfolio management of Waddell & Reed Advisors Small Cap Fund. Mr. Miller has held his Fund responsibilities since April 2010.

The following paragraphs are inserted as new paragraphs immediately following the first paragraph of the “The Management of the Funds — Portfolio Management” section for Waddell & Reed Advisors Small Cap Fund on page 89:

Mr. McQuade has held his responsibilities for Waddell & Reed Advisors Small Cap Fund since October 2016. Mr. McQuade joined Waddell & Reed in 1997 as an investment analyst. He was an assistant portfolio manager of separately managed small cap accounts from August 2003 until March 2010 and has served as a portfolio manager on another fund managed by WRIMCO since 2006. Mr. McQuade is Senior Vice President of WRIMCO and IICO and Vice President of the Trust. He earned a BS degree in finance from Bradley University.

Mr. Halverson has held his responsibilities for Waddell & Reed Advisors Small Cap Fund since October 2016. He is Vice President of WRIMCO and IICO and Vice President of the Trust. Mr. Halverson joined Waddell & Reed in 2008 as an investment analyst on the small cap growth team. He earned a BS degree and a MS degree in Accounting from Brigham Young University and an MBA with an emphasis in Finance and Corporate Strategy from the University of Michigan.

The following replaces the first sentence of the first paragraph of the “The Management of the Funds — Portfolio Management” section for Waddell & Reed Advisors Vanguard Fund on page 89:

Daniel P. Becker and Bradley M. Klapmeyer are primarily responsible for the day-to-day portfolio management of Waddell & Reed Advisors Vanguard Fund.

The following replaces the second paragraph of the “The Management of the Funds — Portfolio Management” section for Waddell & Reed Advisors Vanguard Fund on page 89:

Mr. Klapmeyer has held his Fund responsibilities for Waddell & Reed Advisors Vanguard Fund since August 2016. Biographical information for Mr. Klapmeyer is listed above under The Management of the Funds — Portfolio Management — Waddell & Reed Advisors Tax-Managed Equity Fund.